                             DATED            2000
                             ---------------------






                         INDEPENDENT ENERGY UK LIMITED

                                     -AND-

                        INDEPENDENT ENERGY HOLDINGS PLC

                                     -AND-

                        FUTURE NETWORK SERVICES LIMITED

                                     -AND-

                        FUTURE INTEGRATED TELEPHONY PLC






                       --------------------------------

                               DEED OF VARIATION

                       --------------------------------



                                   Eversheds
                                115 Colmore Row
                                   Birmingham
                                     B3 3AL
                               Tel: 0121 232 1000
                               Fax: 0121 232 1900
                                  Ref: MDN/rse

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THIS DEED OF VARIATION is made on    day of                   February 2000


BETWEEN:-

(1) INDEPENDENT ENERGY UK LIMITED whose registered office is at Radcliffe House, Blenheim Court, Solihull, West Midlands, B91 2AA ("IE");

(2) FUTURE NETWORK SERVICES LIMITED whose registered office is at Future House, Brandon Court, Progress Way, Leofric Business Park, Coventry, West Midlands, CV3 2NT ("FNS");

(3) FUTURE INTEGRATED TELEPHONY PLC whose registered office is at Future House, Brandon Court, Progress Way, Leofric Business Park, Coventry, West Midlands, CV3 2NT ("FIT"); and

(4) INDEPENDENT ENERGY HOLDINGS PLC whose registered office is at Radcliffe House, Blenheim Court, Solihull, West Midlands, B91 2AA ("IEH");

WHEREAS:-

(A) The parties hereto have entered into a marketing agreement dated 24 December 1999 ("the Agreement") the agreed conformed copy of which is appended hereto.

(B) The parties hereto now wish to vary the terms of the Agreement as set out in this deed.

NOW THIS DEED WITNESSES as follows:-

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1.      THE AGREEMENT

        1.1 Save as expressly varied and set out in this deed the terms and conditions contained in the Agreement shall remain in full force and effect between the parties.

        1.2 The parties hereby agree that the Agreement shall be varied as set out below, such variations to take effect as if contained in the Agreement on the date it was originally entered into by the parties to it.


2.      VARIATION

        2.1 By the deletion of clause 6.1 and the replacement of it by the following new clause 6.1:-

                 "6.1 FNS shall pay commission as specified in the Marketing Plan in respect of any customer contracting with FNS as a result of marketing by the Agents & Representatives of IE in accordance with Clause 3.1 or by reason of any approach made by IE (or its Agents & Representatives) on behalf of FNS in accordance with Clause 3.6. The commission will consist of a fixed commission in respect of each customer contracting with FNS in such circumstances plus variable commission consisting of a percentage of the amount billed to each such customer for so long as that customer remains a customer of FNS. The actual amounts of such commissions shall be calculated in accordance with the provisions of the Marketing Plan";

        2.2 By the deletion of clause 7.9 and the replacement of it by the following new clause 7.9:-

                 "7.9 In the event that the Company is unable to obtain the Approvals before 31 March 2000 this Agreement shall terminate and the amount prepaid by IE to FIT that would otherwise have been applied in satisfaction of the allotment and issue of Ordinary

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                           Shares will be repaid to IE by FIT. Payment to be
                           made by 7 April 2000"; and

        2.3 By the addition of the following words as a proviso to Clause 7.12:-

                          "and nothing in this Clause 7 and Clause 13.2 shall prohibit IE from giving security over the Ordinary Shares held by it as part of the Independent Energy Group's ordinary dealings with its financiers from time to time".
3.      HEADINGS

        Headings used in this deed are for reference purposes only and shall not be deemed to be part of this deed.

4.      ENGLISH LAW

        The formation, construction, performance, validity and all aspects whatever of this deed shall be governed by English Law and the parties hereby agree to submit to the non-exclusive jurisdiction of the English Courts.

This document is executed as a deed on the date stated at the beginning of this document.

EXECUTED AS A DEED
for and on behalf of
INDEPENDENT ENERGY UK LIMITED
acting by:-

                                            Director

                                            Director/Secretary

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EXECUTED AS A DEED
for and on behalf of
INDEPENDENT ENERGY HOLDINGS PLC
acting by:-

                                            Director

                                            Director/Secretary

EXECUTED AS A DEED
for and on behalf of
FUTURE NETWORK SERVICES LIMITED
acting by:-

                                            Director

                                            Director/Secretary

EXECUTED AS A DEED
for and on behalf of
FUTURE INTEGRATED TELEPHONY PLC
acting by:-

                                            Director

                                            Director/Secretary